Exhibit 99.1

XPO Logistics Announces Exploration of Strategic Alternatives for One or More
Business Units to Further Enhance Shareholder Value

GREENWICH, Conn. – January 15, 2020 – XPO Logistics, Inc. (NYSE: XPO) today announced that its board of directors has authorized a review of strategic alternatives, including the possible sale or spin-off of one or more of XPO’s business units.

Bradley Jacobs, chairman and chief executive officer of XPO Logistics, said, “XPO is the 7th best-performing stock of the last decade on the Fortune 500, based on Bloomberg market data. The share price has increased more than ten-fold since our investment in 2011. Still, we continue to trade at well below the sum of our parts and at a significant discount to our pure-play peers. That’s why we believe the best way to continue to maximize shareholder value is to explore our options, while remaining intensely committed to the satisfaction of our customers and employees.”

In making the announcement, XPO noted that there can be no assurance of any specific outcome. The company has not set a timetable for completion of the review process and has not determined which, if any, business units would be sold or spun off. However, the company does not intend to sell or spin off its North American less-than-truckload unit.

XPO has retained Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC as its financial advisors and Wachtell, Lipton, Rosen & Katz as its legal advisor to assist with the review process.

About XPO Logistics

XPO Logistics, Inc. (NYSE: XPO) is a top ten global logistics provider of cutting-edge supply chain solutions to the most successful companies in the world. The company operates as a highly integrated network of people, technology and physical assets in 30 countries, with 1,531 locations and approximately 100,000 employees. XPO uses its network to help more than 50,000 customers manage their goods most efficiently throughout their supply chains. XPO's corporate headquarters are in Greenwich, Conn., USA, and its European headquarters are in Lyon, France. xpo.com

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” “trajectory” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions and expected future developments, as well as other factors the Company believes are appropriate in the circumstances.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include the risks discussed in the Company’s filings with the Securities and Exchange Commission and the following: risks and uncertainties as to the terms, timing, structure, benefits and costs of any separation transaction and whether one will be consummated at all; the impact of any separation transaction on the remaining businesses of the Company; economic conditions generally; competition and pricing pressures; the Company’s ability to align its investments in capital assets, including equipment, service centers and warehouses, to its customers’ demands; the Company’s ability to successfully integrate and realize anticipated synergies, cost savings and profit improvement opportunities with respect to acquired companies; the Company’s ability to develop and implement suitable information technology systems and prevent failures in or breaches of such systems; the Company’s substantial indebtedness; the Company’s ability to raise debt and equity capital; the Company’s ability to maintain positive relationships with its network of third-party transportation providers; the Company’s ability to attract and retain qualified drivers; litigation, including litigation related to alleged misclassification of independent contractors and securities class actions; labor matters, including the Company’s ability to manage its subcontractors, and risks associated with labor disputes at its customers and efforts by labor organizations to organize its employees; risks associated with the Company’s self-insured claims; risks associated with defined benefit plans for the Company’s current and former employees; fluctuations in currency exchange rates; fluctuations in fixed and floating interest rates; fuel price and fuel surcharge changes; issues related to the Company’s intellectual property rights; governmental regulation, including trade compliance laws; and governmental or political actions, including the United Kingdom’s likely exit from the European Union. All forward-looking statements set forth in this press release are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, that they will have the expected consequences to or effects on the Company or its business or operations. Forward-looking statements set forth in this press release speak only as of the date hereof, and the Company does not undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events, except to the extent required by law.

Investor Contact:

XPO Logistics, Inc.

Tavio Headley

+1-203-413-4006

tavio.headley@xpo.com

Media Contact:

Kekst CNC

Liz Cohen

+1-917-842-5697

XPOmedia@kekstcnc.com

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